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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 6, 1998
                        (Date of earliest event reported)



                            LAWYERS TITLE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      0-13990                   54-1589611
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

              6630 West Broad Street
                Richmond, Virginia                         23230
     (Address of Principal Executive Offices)           (Zip Code)



               Registrant's telephone number, including area code:
                                 (804) 281-6700



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Item 5.      Other Events.

       The press release issued by the Registrant on February 6, 1998 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             Exhibit No.               Description
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                 99                    Press release issued by the Registrant on
                                       February 6, 1998.






                                      -2-
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAWYERS TITLE CORPORATION



Dated:  February 6, 1998                    By: /s/ G. William Evans
                                                --------------------------------
                                                G. William Evans
                                                Vice President and Treasurer





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                                INDEX TO EXHIBITS


No.               Description
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99                Press release issued by the Registrant on February 6, 1998.